Note 5 - Property and Equipment, Net	12 Months Ended
Dec. 31, 2022
Notes to Financial Statements
Property, Plant and Equipment Disclosure [Text Block]

5. Property and Equipment, Net

Property and equipment, net consist of the following (in thousands):

	Balance as of
	December 31, 2022	December 31, 2021
Laboratory equipment	$2,787	$2,821
Construction in process	—	4,872
Tooling	792	792
	3,579	8,485
Less accumulated depreciation and amortization	(3,579)	(3,578)
Property and equipment, net	$—	$4,907

The Company decided to realign its cost structure from a focus on commercialization to a focus on advancing its recently acquired late-stage development pipeline, namely the pre-filled syringes and Niyad product candidates. As a result, the Company decided to not focus any development resources on Zalviso in the United States, and does not expect to resubmit the Zalviso NDA in the foreseeable future. In addition, due to the termination of the agreements with Grünenthal for Zalviso in Europe and the related withdrawal of the Marketing Authorization in Europe in July 2022, the Company does not expect any revenues from Zalviso in Europe in the foreseeable future. Accordingly, the Company determined that it is no longer probable that it will realize the future economic benefit associated with the costs of the Zalviso-related purchased equipment and manufacturing-related facility improvements the Company has made at its contract manufacturer and, therefore, recorded a non-cash impairment charge of $4.9 million to the Zalviso-related assets for the year ended December 31, 2022. The impairment charge was recorded as operating expense in the consolidated statement of operations. Depreciation and amortization expense was immaterial for each of the years ended December 31, 2022 and 2021.